Tax	6 Months Ended
Jun. 30, 2012
Tax
Tax
Note 19 Tax
The effective tax rate of 24.4% in 6M12 mainly reflected the impact of the geographical mix of results, an increase in valuation allowances against deferred tax assets resulting from current year losses in the UK and in Asia Pacific, partially offset by the impact of an advanced pricing agreement with tax authorities and a release of contingency reserves of CHF 61 million for uncertain tax positions, mainly as a result of audit settlements as well as the expiration of relevant statutes of limitations.

Overall, net deferred tax assets increased CHF 91 million to CHF 8,652 million as of the end of 6M12. The increase in net deferred tax assets primarily related to foreign exchange translation gains of CHF 55 million.

The presentation of net deferred tax assets related to net operating losses, net deferred tax assets on temporary differences and net deferred tax liabilities is in accordance with ASC Topic 740 – Income Taxes guidance to interim reporting. Nettable gross deferred tax liabilities are allocated on a pro-rata basis to gross deferred tax assets on net operating losses and gross deferred tax assets on temporary differences. This approach is aligned with the underlying treatment of netting gross deferred tax assets and liabilities under the Basel III framework. Valuation allowances have been allocated against such deferred tax assets on net operating losses first with any remainder allocated to such deferred tax assets on temporary differences. This presentation is considered the most appropriate disclosure given the underlying nature of the gross deferred tax balances.

As of June 30, 2012, the Bank had accumulated undistributed earnings from foreign subsidiaries of CHF 7.9 billion which are considered indefinitely reinvested. The Bank would need to accrue and pay taxes on these undistributed earnings if such earnings were repatriated. No deferred tax liability was recorded in respect of those amounts as these earnings are considered indefinitely reinvested. It is not practicable to estimate the amount of unrecognized deferred tax liabilities for these undistributed foreign earnings.

The Bank is currently subject to ongoing tax audits and inquiries with the tax authorities in a number of jurisdictions, including the US, the UK and Switzerland. Although the timing of the completion of these audits is uncertain, it is reasonably possible that some of these audits and inquiries will be resolved within 12 months of the reporting date. It is reasonably possible that there will be a decrease between zero and CHF 18 million in unrecognized tax benefits within 12 months of the reporting date.

The Bank remains open to examination from federal, state, provincial or similar local jurisdictions from the following years onward in these major countries: Switzerland – 2008; the UK – 2006; the US – 2006; Japan – 2005; and the Netherlands – 2005.

Effective tax rate
in	6M12	6M11

Effective tax rate (%)

Effective tax rate	24.4	21.5

Net deferred tax assets
end of	6M12	2011	Change

Net deferred tax assets (CHF million)

Deferred tax assets	8,836	8,843	(7)

of which net operating losses	3,541	3,850	(309)

of which deductible temporary differences	5,295	4,993	302

Deferred tax liabilities	(184)	(282)	98

Net deferred tax assets	8,652	8,561	91